UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22671

ALLIANCEBERNSTEIN MULTI-MANAGER

ALTERNATIVE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2014

Date of reporting period: March 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALLIANCEBERNSTEIN

MULTI-MANAGER ALTERNATIVE FUND

ANNUAL REPORT

MARCH 31, 2014

Before investing in the fund a prospective investor should consider carefully the fund’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) (212) 486-5800.

This shareholder report must be preceded or accompanied by the prospectus for individuals who are not shareholders of the fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •   Are Not Bank Guaranteed

Annual Report

May 15, 2014

This report provides certain performance data for AllianceBernstein Multi-Manager Alternative Fund (the “Fund”) for the annual reporting period ended March 31, 2014.

Investment Objectives and Policies

The investment objective of the Fund is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in a diversified portfolio of private investment vehicles, commonly referred to as hedge funds. The Fund invests primarily in hedge funds pursuing the following strategies: long/short equity, event driven, credit/distressed, emerging markets, global macro and other strategies. For more information on these strategies, please see “Portfolio of Investments” on pages 5-6. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on page 2 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 17-18.

Investment Results

The Fund outperformed the Hedge Fund Research Index (“HFRI”) Fund of Fund Composite Index for the six- and 12-month periods ended March 31, 2014. Over both periods, all strategies but global macro contributed positively to results. Event driven and long/short equity strategies were the top performing strategies during both periods. Record levels of cash on corporate balance sheets and an ability to issue debt at low rates provided a positive backdrop for event-related activity. Meanwhile, long/short equity managers were able to generate returns primarily through fundamental security selection as intra-stock correlations, which had been near historical highs, began to normalize. The global macro funds that we invest with outperformed peers who employ this approach for the 12 months ended March 31, 2014, as measured by the HFRI Macro Index, yet were down modestly.

As of March 31, 2014, the Fund was allocated: 41% to long/short equity among 18 managers; 30% to event driven among 13 managers; 19% to credit/distressed among 9 managers; 5% among 2 emerging markets managers; and 5% among 2 global macro managers.

Market Review and Investment Strategy

The capital markets were uneven in the 12 months ending March 31, 2014. Global developed-market stocks posted a banner year, fueled by generally brighter macroeconomic signals, an investor migration toward risk assets (until late in the period), and easy-monetary policies from the central banks. At the same time, emerging-market stocks ended the period modestly in the red, the victim of slowing economies and widespread political turmoil.

Bonds, both taxable and municipal, ended the 12-month period essentially flat, with yields at first moving up and then partially retracing their steps at some key maturities.

Meanwhile, the Fund’s performance was in between lackluster bonds and surging developed-market stocks: an outcome consistent with our expectations for hedge funds in a bull market. In line with our goal to capitalize on return opportunities across the spectrum and limit risk, our portfolio remains highly diversified by manager and by fund strategy.

2014 Annual Report	1

Disclosures and Risks

AllianceBernstein Multi-Manager Alternative Fund Shareholder Information

Benchmark Disclosure

The HFRI Fund of Funds Composite Index is an equal-weighted performance index that includes over 650 constituent funds of hedge funds that report their monthly net-of-fee returns to Hedge Fund Research, have at least $50 million under management and have been actively trading for at least 12 months. The HFRI Fund of Funds Composite Index does not reflect the fees and expenses of the Fund or a similar mutual fund portfolio. An investor cannot invest directly in the index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word about Risk

An investment in the Fund’s shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in the Fund’s prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed in the prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment.

Investment in this Fund is highly speculative and involves substantial risk, including loss of principal, and therefore may not be suitable for all investors.

General Risk Factors. Underlying portfolios may exhibit high volatility, and investors may lose all or substantially all of their investment. Investments in illiquid assets and foreign markets and the use of short sales, options, leverage, futures, swaps, and other derivative instruments may create special risks and substantially increase the impact and likelihood of adverse price movements. Interests in underlying portfolios are subject to limitations on transferability and are illiquid, and no secondary market for interests typically exists or is likely to develop. Underlying portfolios are typically not registered with securities regulators and are therefore generally subject to little or no regulatory oversight. Performance compensation may create an incentive to make riskier or more speculative investments. Underlying portfolios typically charge higher fees than many other types of investments, which can offset trading profits, if any. There can be no assurance that any underlying portfolios will achieve its investment objectives.

Tax Risks. The Fund intends to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code. However, in order to qualify as a RIC and also to avoid having to pay an “excise tax,” the Fund will be subject to certain limitations on its investments and operations, including a requirement that a specified proportion of its income come from qualifying sources, an asset diversification requirement, and minimum distribution requirements. Satisfaction of the various requirements requires significant support and information from the underlying portfolio funds, and such support and information may not be available, sufficient, verifiable, or provided on a timely basis.

Limited Operating History. The Fund has little operating history upon which prospective investors can evaluate the performance of the Fund. There can be no assurance that the Fund will achieve its investment objective. The past investment performance of other accounts managed by the Investment Manager and its affiliates should not be construed as an indication of the future results of an investment in the Fund.

Fund of Funds Considerations. The Fund will have no control rights over and limited transparency into the investment programs of the underlying funds in which it invests. In valuing the Portfolio’s holdings, the Investment Manager will generally rely on financial information provided by underlying funds, which may be unaudited, estimated, and/or may not involve third parties. The Fund’s investment opportunities may be limited as a result of withdrawal terms or anticipated liquidity needs (e.g., withdrawal restrictions imposed by underlying hedge funds may delay, preclude, or involve expense in connection with portfolio adjustments by the Investment Manager).

These risks are more fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

2	AllianceBernstein Multi-Manager Alternative Fund

Historical Performance

The Fund vs. HFRI FOF Composite

	RETURNS
PERIODS ENDED MARCH 31, 2014	6 MONTHS	12 MONTHS
AllianceBernstein Multi-Manager Alternative Fund	5.02%	8.04%
HFRI FOF Composite	4.19%	5.98%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 7.96%, (including the Fund’s proportionate share of underlying fund fees and expenses) gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements served to limit the Fund’s annual operating expenses to 7.67%. These waivers/reimbursements may not be terminated prior to July 31, 2014. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on page 2.

2014 Annual Report	3

Portfolio Summary—March 31, 2014 (Unaudited)

Net Assets ($mil): $980.5
Underlying Portfolio Strategy Breakdown*

*	All data are as of March 31, 2014. The Fund’s strategy breakdown is expressed as a percentage of total investments and may vary over time. Investments other than Underlying Portfolios constitute less than 0.1% of Fund Investments.

4	AllianceBernstein Multi-Manager Alternative Fund

Portfolio of Investments—March 31, 2014

Underlying Portfolios	Fair Value ($)	% Net Assets	Liquidity*
Long/Short Equity
Aravt Global Fund Ltd.	$14,089,291	1.4%	Semi-Annual
Cadian Offshore Fund Ltd.	20,348,442	2.1	Semi-Annual
Coatue Offshore Fund, Ltd.	27,407,103	2.8	Quarterly
Corvex Offshore Ltd.	27,395,872	2.8	Quarterly
Criterion Horizons Offshore, Ltd.	24,378,033	2.5	Monthly
Egerton Long-Short Fund (USD) Limited	14,858,897	1.5	Monthly
Falcon Edge Global, Ltd	28,571,171	2.9	Quarterly
JANA Nirvana Offshore Fund, Ltd.	25,235,607	2.6	Quarterly
Luminus Energy Partners Ltd.	17,770,238	1.8	Quarterly
Nokota Capital Offshore Fund, Ltd.	27,423,730	2.8	Quarterly
OrbiMed Partners, Ltd.	28,062,599	2.9	Quarterly
Pershing Square International, Ltd.	14,941,839	1.5	Quarterly
Sheffield International Partners, Ltd.	20,809,198	2.1	Biennially
Starboard Leaders Fund LP	5,027,524	0.5	Monthly
Starboard Value and Opportunity Fund Ltd	20,778,997	2.1	Quarterly
Think Investments Offshore Ltd.	19,163,983	2.0	Semi-Annual
Tybourne Equity (Offshore) Fund	27,870,519	2.8	Quarterly
Wellington Management Investors (Bermuda), Ltd.	22,279,400	2.3	Semi-Annual
White Elm Capital Offshore, Ltd.	22,051,904	2.3	Semi-Annual

Total	408,464,347	41.7

Event Driven
Canyon Balanced Fund (Cayman), Ltd.	31,750,723	3.2	Quarterly
CQS Directional Opportunities Feeder Fund Limited	25,244,215	2.6	Monthly
Empyrean Capital Overseas Fund, Ltd.	10,782,211	1.1	Quarterly
Fir Tree International Value Fund, Ltd.	30,188,393	3.1	Biennially
Indaba Capital Partners (Cayman), LP	20,674,982	2.1	Quarterly
King Street Capital, Ltd.	27,177,295	2.8	Quarterly
Luxor Capital Partners Offshore, Ltd.	24,545,803	2.5	Biennially
Manikay Offshore Fund, Ltd.	22,115,671	2.3	Quarterly
Pentwater Event Fund Ltd.	25,023,188	2.5	Monthly
Roystone Capital Offshore Fund Ltd.	9,999,264	1.0	Quarterly
Senator Global Opportunity Offshore Fund, Ltd	24,314,130	2.5	Quarterly
TBC Offshore Ltd.	19,698,671	2.0	Quarterly
Third Point Offshore Fund, Ltd.	23,066,138	2.3	Quarterly

Total	294,580,684	30.0

Credit/Distressed
Claren Road Credit Fund, Ltd.	27,464,626	2.8	Quarterly
Halcyon Offshore Asset-Backed Value Fund Ltd.	13,237,373	1.4	Quarterly
JMB Capital Partners Offshore, Ltd.	25,841,485	2.6	Annual
Oaktree Value Opportunities (Cayman) Fund, Ltd.	17,593,735	1.8	Partial Liquidity Every 1.5 Years
Panning Overseas Fund, Ltd.	26,732,597	2.7	Quarterly
Saba Capital Offshore Fund, Ltd.	16,030,139	1.6	Quarterly
Silver Point Capital Offshore Fund, Ltd.	28,447,676	2.9	Annual
Stone Lion Fund Ltd.	23,605,138	2.4	Quarterly
Wingspan Overseas Fund, Ltd	8,364,373	0.9	Quarterly

Total	187,317,142	19.1

Global Macro
Brevan Howard Multi-Strategy Fund Limited	22,654,084	2.3	Monthly
MKP Opportunity Offshore, Ltd.	24,134,251	2.5	Monthly

Total	46,788,335	4.8

2014 Annual Report	5

Portfolio of Investments (continued)

Underlying Portfolios		Fair Value ($)	% Net Assets	Liquidity*
Emerging Markets
Discovery Global Opportunity Fund, Ltd		$25,352,770	2.6%	Semi-Annual
Spinnaker Global Emerging Markets Holdings, Ltd.		19,296,482	2.0	Annual

Total		44,649,252	4.6

Total Underlying Portfolios (cost $898,032,601)		981,799,760	100.2

	Shares
Common Stocks
Herbalife, Ltd. (cost $481,148)	7,531	431,301	0.0

Total Investments
(cost $898,513,749)		982,231,061	100.2%
Liabilities in excess of other assets		(1,693,831)	(0.2)

Net Assets		$980,537,230	100.0%

*    The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Long/Short Equity Underlying Portfolios seek to buy securities with the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 30 – 90 day redemption notice periods. The Underlying Portfolios have monthly to biennial liquidity. The majority of the managers have initial lockups of less than a year and a half. Private investment vehicles within the strategy may have lock up periods of up to five years.

Credit/Distressed Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 45 – 90 day redemption notice periods. The Underlying Portfolios have monthly to one and a half years’ liquidity. Private investment vehicles within the strategy may have lock up periods of up to three years.

Event Driven Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin-off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 180 day redemption notice periods. The Underlying Portfolios have monthly to biennial liquidity. Private investment vehicles within the strategy may have lock up periods of up to two years.

Emerging Markets Underlying Portfolios invest in a range of emerging markets asset classes including debt, equity and currencies, and may use a broad array of hedging techniques involving both emerging markets and non-emerging markets securities with the intention of reducing volatility and enhancing returns. Underlying Portfolios within this strategy are generally subject to 60 – 120 day redemption notice periods. The Underlying Portfolios have semi-annual to annual liquidity. Private investment vehicles within the strategy may have lock up periods of up to three years.

Global Macro Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The Underlying Portfolios have monthly liquidity. Private investment vehicles within the strategy may have lock up periods of up to two years.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

See Notes to Financial Statements.

6	AllianceBernstein Multi-Manager Alternative Fund

Statement of Assets and Liabilities—March 31, 2014

ASSETS
Investments, at value (cost $898,513,749)	$982,231,061
Cash (see Note A2)	51,069,835
Investment in Underlying Portfolios paid in advance (see Note A2)	21,000,000

Total assets	1,054,300,896

LIABILITIES
Subscriptions received in advance	64,403,480
Payable for shares of beneficial interest redeemed	7,557,007
Management fee payable	1,363,213
Transfer Agent fee payable	16,709
Accrued expenses	423,257

Total liabilities	73,763,666

NET ASSETS	$980,537,230

COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par	$85,944
Additional paid-in capital	925,143,124
Distributions in excess of net investment income	(26,437,251)
Accumulated net realized loss on investment transactions	(1,971,899)
Net unrealized appreciation on investments	83,717,312

NET ASSETS	$980,537,230

SHARES OF BENEFICIAL INTEREST OUTSTANDING—UNLIMITED SHARES AUTHORIZED, WITH PAR VALUE OF $.001
(based on 85,944,028 shares outstanding)	$11.41

See Notes to Financial Statements.

2014 Annual Report	7

Statement of Operations—for the year ended March 31, 2014

INVESTMENT INCOME
Dividends from common stocks		$4,519

Expenses
Management fee (see Note B)	$10,335,776
Custodian	370,016
Administrative	268,002
Offering expenses	223,970
Legal	205,574
Registration fees	168,022
Transfer agency	137,810
Trustees’ fees	83,753
Audit and Tax	74,600
Printing	33,030
Miscellaneous	429,423

Total expenses	12,329,976
Less: expenses waived and reimbursed by the Investment Manager (see Note B)	(271,569)

Net expenses		12,058,407

Net investment loss		(12,053,888)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions		343,057
Net change in unrealized appreciation/depreciation of investment transactions		66,207,214

Net gain on investment transactions		66,550,271

Net increase in net assets from operations		$54,496,383

See Notes to Financial Statements.

8	AllianceBernstein Multi-Manager Alternative Fund

Statement of Changes in Net Assets

	YEAR ENDED MARCH 31, 2014	OCTOBER 1, 2012(a) TO MARCH 31, 2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(12,053,888)	$(1,602,807)
Net realized gain on investment transactions	343,057	0
Net change in unrealized appreciation/depreciation of investment transactions	66,207,214	17,510,098

Net increase in net assets from operations	54,496,383	15,907,291

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(12,368,064)	(412,492)
Net realized gain on investment transactions	(2,314,956)	0

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase (see Note D)	630,204,556	294,924,512

Total increase	670,017,919	310,419,311

NET ASSETS
Beginning of period	310,519,311	100,000

End of period (including distributions in excess of net investment income of ($26,437,251) and ($2,015,299), respectively)	$980,537,230	$310,519,311

(a) Commencement of operations.

See Notes to Financial Statements.

2014 Annual Report	9

Statement of Cash Flows—for the year ended March 31, 2014

Cash flows from operating activities
Net increase (decrease) in net assets from operations	$54,496,383
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(605,355,296)
Sales of investments	2,184,604
Net realized (gain)/loss from investment transactions	(343,057)
Net change in unrealized appreciation/depreciation on investment transactions	(66,207,214)
Decrease in investments in Underlying Portfolios paid in advance	5,000,000
Decrease in deferred offering expense	223,970
Increase in management fee payable	1,063,179
Increase in accrued expenses	218,649

Net cash used in operating activities	(608,718,782)

Cash flows from financing activities
Subscriptions, including change in subscriptions received in advance	647,401,234
Redemptions, net of payable for shares of beneficial interest redeemed	(14,773,054)
Distributions	(1,385,649)

Net cash provided by financing activities	631,242,531

Net change in cash	22,523,749
Cash at beginning of year	28,546,086

Cash at end of year	$51,069,835

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends of $13,297,371.

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in Level 3 securities throughout the period.

See Notes to Financial Statements.

10	AllianceBernstein Multi-Manager Alternative Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	YEAR ENDED MARCH 31, 2014	OCTOBER 1, 2012(a) TO MARCH 31, 2013
Net asset value, beginning of period	$10.75	$10.00

Income from investment operations
Net investment loss (b)(c)	(.20)	(.09)
Net realized and unrealized gain on investment transactions	1.06	.87

Net increase in net asset value from operations	.86	.78

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.03)
Distributions from net realized gain on investment transactions	(.03)	0

Total dividends and distributions	(.20)	(.03)

Net asset value, end of period	$11.41	$10.75

Total return
Total investment return based on net asset value (d)	8.04%	7.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$980,537	$310,519
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (c)(e)	1.75%	1.75%	(f)
Expenses, before waivers/reimbursements (e)	1.79%	2.38%	(f)
Net investment loss (c)(e)	(1.75)%	(1.75	)% (f)
Portfolio turnover rate	0% (g)	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net of fees and expenses waived/reimbursed by the Investment Manager.
(d)	Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return calculated for a period of less than one year is not annualized.
(e)	The expense and net investment loss ratios do not include income earned or expenses incurred by the Fund through its Underlying Portfolios.
(f)	Annualized, except for certain non-recurring fees.
(g)	Amount is less than .50%.

See Notes to Financial Statements.

2014 Annual Report	11

Notes to Financial Statements

NOTE A	Significant Accounting Policies

AllianceBernstein Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on October 1, 2012. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Underlying Portfolios”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The following is a summary of significant accounting policies followed by the Fund.

1.	Valuation of Investments

The Fund’s Board of Trustees (the “Board”) has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments in Underlying Portfolios are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a monthly basis to implement such policies. In accordance with the Valuation Procedures, fair value of an Underlying Portfolio as of each valuation time ordinarily is the value determined as of such month-end for each Underlying Portfolio in accordance with the Underlying Portfolio’s valuation policies and reported at the time of the Fund’s valuation.

On a monthly basis, the Fund generally uses the net asset value (“NAV”), provided by the Underlying Portfolios, to determine the fair value of all Underlying Portfolios which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Underlying Portfolio represents the amount that the Fund could reasonably expect to receive from an Underlying Portfolio if its interest were redeemed at the time of valuation. In the unlikely event that an Underlying Portfolio does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Portfolio based on the most recent value reported by the Underlying Portfolio, and any other relevant information available at the time the Fund values its portfolio. In making a fair value determination, the Fund will consider all appropriate information reasonably available to it at the time and that Alliance Bernstein L.P. (the “Investment Manager”) believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions for or redemptions of the Underlying Portfolio’s interests were effected; (ii) information provided to the Fund by the manager of an Underlying Portfolio, or the failure to provide such information as the Underlying Portfolio manager agreed to provide in the Underlying Portfolio’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when an Underlying Portfolio imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Underlying Portfolio interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Underlying Portfolio. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Investment Manager will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

12	AllianceBernstein Multi-Manager Alternative Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

The Investment Manager has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund accounting, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any Underlying Portfolio, and periodically thereafter, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Underlying Portfolio. In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including the Fund’s ability to redeem from an Underlying Portfolio within the near term of the reporting date at fair value)
•

Level 3—significant unobservable inputs (including those investments in Underlying Portfolios which have restrictions on redemptions due to lock-up periods or redemption restrictions such that the Fund cannot redeem within the near term of the reporting date)

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Underlying Portfolios:
Long/Short Equity	$—	$131,084,371	$277,379,976	$408,464,347
Event Driven	—	48,310,353	246,270,331	294,580,684
Credit/Distressed	—	53,176,843	134,140,299	187,317,142
Global Macro	—	46,788,335	—	46,788,335
Emerging Markets	—	—	44,649,252	44,649,252
Common Stocks	431,301	—	—	431,301
Total Investments in Securities	$431,301	$279,359,902	$702,439,858	$982,231,061

2014 Annual Report	13

Notes to Financial Statements (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	LONG/SHORT EQUITY		EVENT DRIVEN	CREDIT/DISTRESSED
Balance as of 3/31/13	$88,043,362		$65,890,112	$40,795,432
Realized gain (loss)	—		—	—
Change in unrealized appreciation/depreciation	18,161,494		17,380,219	8,847,335
Purchases	182,000,000		163,000,000	94,500,000
Sales	—		—	—
Transfers in to Level 3	—		—	—
Transfers out of Level 3	(10,824,880	)^	—	(10,002,468	)^^

Balance as of 3/31/14	$277,379,976		$246,270,331	$134,140,299

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$18,161,494		$17,380,219	$8,847,335
	EMERGING MARKETS		TOTAL
Balance as of 3/31/13	$26,058,029		$220,786,935
Realized gain (loss)	—		—
Change in unrealized appreciation/depreciation	1,591,223		45,980,271
Purchases	17,000,000		456,500,000
Sales	—		—
Transfers in to Level 3	—		—
Transfers out of Level 3	—		(20,827,348)

Balance as of 3/31/14	$44,649,252		$702,439,858

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$1,591,223		$45,980,271

^	An amount of $10,824,880 was transferred out of Level 3 into Level 2 due to a result of the expiration of the lock-up period during the reporting period.
^^	An amount of $10,002,468 was transferred out of Level 3 into Level 2 due to a result of the expiration of the lock-up period during the reporting period.
*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investment transactions in the accompanying statement of operations.

2.	Cash Committed

As of March 31, 2014, the Fund has committed to purchase the following Underlying Portfolios for effective date April 1, 2014.

Underlying Investment	Amount Committed
Aravt Global Fund Ltd.*	$10,000,000
Coatue Offshore Fund, Ltd.*	2,000,000
Criterion Horizons Offshore, Ltd.	3,000,000
Discovery Global Opportunity Fund, Ltd.*	2,000,000
Falcon Edge Global, Ltd.	2,000,000
JMB Capital Partners Offshore, Ltd.	3,000,000
Jana Nirvana Offshore Fund, Ltd.*	2,000,000
Luxor Capital Partners Offshore, Ltd.*	2,000,000
Nokota Capital Offshore Fund, Ltd.	2,000,000
Oaktree Value Opportunities (Cayman) Fund, Ltd.	5,000,000
Panning Overseas Fund, Ltd.	3,000,000
Roystone Capital Offshore Fund Ltd.	5,000,000
Senator Global Opportunity Offshore Fund, Ltd.	8,000,000
Spinnaker Global Emerging Markets Holdings, Ltd.	2,000,000
Wingspan Overseas Fund, Ltd.*	3,000,000

$54,000,000

*	Investments paid in advance amounted to $21,000,000.

14	AllianceBernstein Multi-Manager Alternative Fund

3.	Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4.	Investment Income and Investment Transactions

Income and capital gain distributions, if any, are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date or effective date. Investment gains and losses are determined on the identified cost basis.

5.	Expenses

Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios.

6.	Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7.	Organization and Offering Expenses

Offering costs of $415,576 were deferred and amortized on a straight line basis over a one year period starting from October 1, 2012 (commencement of the Fund’s operations).

NOTE B	Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Investment Manager a management fee at an annual rate of 1.50% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month, (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month.

The Investment Manager has agreed to waive its fees and bear certain expenses through July 31, 2014 to the extent necessary to limit total operating expenses, excluding the Management Fee, extraordinary expenses, interest expenses, taxes, brokerage commissions and other transaction costs, and Underlying Portfolio fees and expense, on an annual basis to 0.25% of average monthly net assets (1.75% including Management Fee). For the year ended March 31, 2014, such reimbursement/waiver amounted to $271,569. Under an Expense Limitation Agreement between the Investment Manager and the Fund, fees waived and expenses borne by the Investment Manager are subject to repayment by the Fund until September 30, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before September 30, 2013. At March 31, 2014, the amount eligible for repayment by the Fund, subject to the terms of the Expense Limitation Agreement, is $415,576.

Under a separate Administrative Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services and payments will be subject to approval by the Fund’s Board. For the year ended March 31, 2014, such fees amounted to $268,002.

2014 Annual Report	15

Notes to Financial Statements (continued)

The Fund may engage one or more distributors to solicit investments in the Fund. Sanford C. Bernstein & Company LLC (“Bernstein”), an affiliate of the Investment Manager, has been selected as initial distributor of the Fund under a Distribution Services Agreement. The Distribution Services Agreement does not call for any payments to be made to Bernstein by the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Investment Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $137,810 for the year ended March 31, 2014.

NOTE C	Investment Transactions

Purchases and sales of investments, aggregated $605,355,296 and $2,184,604, respectively, for the year ended March 31, 2014.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$935,890,746

Gross unrealized appreciation	$88,949,479
Gross unrealized depreciation	(42,609,164)

Net unrealized appreciation	$46,340,315

NOTE D	Shares of Beneficial Interest

During the year ended March 31, 2014 and the period ended March 31, 2013 the Fund issued 1,172,608 and 37,739 shares, respectively, in connection with the Fund’s dividend reinvestment plan.

Subscriptions and Repurchases

Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. The Fund reserves the right to reject any subscription for shares. The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. When a repurchase offer occurs, a shareholder will generally be required to provide notice of their tender of shares for repurchase to the Fund more than three months in advance of the date that the shares will be valued for repurchase (the “Valuation Date”). Valuation Dates are generally expected to be the last business days of March, June, September or December, and payment for tendered shares will generally be made by the Fund approximately 45 days following the Valuation Date.

Transactions in shares of beneficial interest were as follows for the year ended March 31, 2014 and the period ended March 31, 2013:

	SHARES		AMOUNT

	YEAR ENDED MARCH 31, 2014	OCTOBER 1, 2012(a) TO MARCH 31, 2013	YEAR ENDED MARCH 31, 2014	OCTOBER 1, 2012(a) TO MARCH 31, 2013
Shares sold	57,803,640	28,910,370	$638,396,570	$295,379,869
Shares issued in reinvestment of dividends and distributions	1,172,608	37,739	13,297,371	385,319
Shares redeemed	(1,912,127)	(78,202)	(21,489,385)	(840,676)

Net increase	57,064,121	28,869,907	$630,204,556	$294,924,512

(a)	Commencement of operations.

16	AllianceBernstein Multi-Manager Alternative Fund

NOTE E	Risks Involved in Investing in the Fund

Limitations on the Fund’s ability to withdraw its assets from Underlying Portfolios may limit the Fund’s ability to repurchase its shares. For example, many Underlying Portfolios impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Underlying Portfolios may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate”. In instances where the primary source of funds to repurchase shares will be withdrawals from Underlying Portfolios, the application of these lock-ups and withdrawal limitations may significantly limit the Fund’s ability to repurchase its shares. Although the Investment Manager will seek to select Underlying Portfolios that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Underlying Portfolios will always be sufficient to meet redemption requests as, and when, made.

The Fund invests primarily in Underlying Portfolios that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Such risks include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain investment strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

Some of the Underlying Portfolios in which the Fund invests may invest all or a portion of their assets in securities that are illiquid or are subject to an anticipated event. These Underlying Portfolios may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Underlying Portfolio’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Underlying Portfolio’s regular series or classes of shares. Should the Fund seek to liquidate its investment in an Underlying Portfolio that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Fund might not be able to fully liquidate its investments without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate the investment in the Underlying Portfolio, the value of the investment could fluctuate.

The Underlying Portfolios may utilize leverage in pursuit of achieving a potentially greater investment return. The use of leverage exposes an Underlying Portfolio to additional risk including (i) greater losses from investments than would otherwise have been the case had the Underlying Portfolio not used leverage to make the investments; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the Underlying Portfolio’s cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of an Underlying Portfolio’s assets, the Underlying Portfolio might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Underlying Portfolio.

The Underlying Portfolios may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Underlying Portfolio. Such concentrations may subject the Underlying Portfolios to additional risks resulting from political or economic conditions in such countries or regions, and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Underlying Portfolios may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Portfolios may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Underlying Portfolio’s net asset value.

The Fund invests in a limited number of Underlying Portfolios. Such concentration may result in additional risk. Various risks are also associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to limited liquidity of the Interests.

2014 Annual Report	17

Notes to Financial Statements (continued)

The Fund is subject to credit risk arising from its transactions with its custodian, State Street Bank and Trust, related to holding the Fund’s cash. This credit risk arises to the extent that the custodian may be unable to fulfill its obligation to return the Fund’s cash held in its custody.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE F	Tax Information

The tax character of distributions paid during the fiscal year ended March 31, 2014 and the fiscal period ended March 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$12,368,064	$412,492
Long-Term Capital Gain	2,314,956	0

Total taxable distributions paid	$14,683,020	$412,492

As of March 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,291,091
Undistributed capital gain	6,676,756
Unrealized appreciation/(depreciation)	46,340,315	(a)

Total accumulated earnings/(deficit)	$55,308,162

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of Passive Foreign Investment Companies (PFICs) and partnerships.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2014, the Fund did not have any capital loss carryforwards.

During the current fiscal period there were no permanent differences that resulted in adjustments to distributions in excess of net investment income or additional-paid in capital.

NOTE G	Credit Facility

The Fund is a party to a $75 million revolving credit facility (the “Facility”) intended to provide short term financing, if necessary, subject to certain restrictions in connection with, among other matters, abnormal redemption activity. Commitment fees related to the Facility are paid by Fund and are included in miscellaneous expenses in the statement of operations. The Fund entered into the Facility on October 3, 2013. During the period October 3, 2013 to March 31, 2014, the Fund did not utilize the Facility.

NOTE H	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

18	AllianceBernstein Multi-Manager Alternative Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

AllianceBernstein Multi-Manager Alternative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Multi-Manager Alternative Fund (the “Fund”) at March 31, 2014, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 1, 2012 (commencement of operations) through March 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of underlying portfolio funds and securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 29, 2014

2014 Annual Report	19

Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the fiscal year ended March 31, 2014. For such taxable year, the Fund designates $2,314,956 or the maximum amount required as capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

20	AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein Multi-Manager Alternative Fund

BOARD OF TRUSTEES

Carter “Terry” F. Wolfe(1)

Chairman

Christopher J. Bricker

President and Chief Executive Officer

Lawrence D. Haber(1)

Jeanette Loeb(1)

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Marc H. Gamsin(2)

Vice President

Greg Outcalt(2)

Vice President

Michael H. Conn

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

Vincent S. Noto

Chief Compliance Officer

CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Sanford C. Bernstein & Company, LLC

1345 Avenue of the Americas

New York, NY 10105

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

(1) Member of the Audit Committee and the Governance and Nominating Committee.

(2) The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Investment Manager’s Alternative Investment Management Group. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2014 Annual Report	21

Management of the Fund

BOARD OF TRUSTEES INFORMATION
The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.
Name, Address,* Age, (Year Elected**)	Principal Occupation(s) During Past Five Years	Portfolios Overseen By Trustee	Other Public Company Trusteeships/Directorships Held By Trustee During the Past Five Years
INTERESTED TRUSTEE
Christopher J. Bricker*** 45 (2012)	Senior Vice President of the Investment Manager since prior to 2009; Senior Managing Director and Head of Product Development since December 2009.	1	None
INDEPENDENT TRUSTEES
Lawrence D. Haber# 62 (2012)	Formerly, Chief Operating Officer and Member of the Management Committee at Credit Suisse Asset Management from 2004 to 2008.	1	None

Jeanette Loeb# 61 (2012)	Formerly, Chairman and Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011.	1	Apollo Investment Corp. since August 2011

Carter “Terry” F. Wolfe# 75 (2012)	Formerly, Managing Director of Paloma Partners (hedge fund) from 2000 to 2011. He served as Vice President and Chief Investment Officer of Howard Hughes Medical Institute from 1994 to 1999.	1	None

* The address for each of the Fund’s Trustees is c/o AllianceBernstein L.P., Attention: Emilie D. Wrapp, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

*** Mr. Bricker is an “interested person”, as defined in the Investment Company Act, due to his position as a Senior Vice President of the Investment Manager.

# Member of the Audit Committee and the Governance and Nominating Committee.

22	AllianceBernstein Multi-Manager Alternative Fund

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

Name, Address,* and Age	Position(s) Held With Fund	Principal Occupation During Past Five Years
Christopher J. Bricker, 45	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Advised Funds, with which he has been associated since prior to 2009.

Marc H. Gamsin, 58	Vice President	Senior Vice President of the Investment Manager** and Head of its Alternative Investment Management Group since October 2010. Prior thereto, he was the President of SunAmerica Alternative Investments beginning prior to 2009.

Greg Outcalt, 52	Vice President	Senior Vice President of the Investment Manager ** and Deputy Chief Investment Officer of its Alternative Investment Management Group, with which he has been associated since October 2010. Prior thereto, he was Executive Vice President of SunAmerica Alternative Investments beginning prior to 2009.

Michael H. Conn, 35***	Vice President	Vice President of the Investment Manager** and Chief Operating Officer of its Alternative Investment Management Group, with which he has been associated since December 2013. Prior thereto, he was associated with The TCW Group, Inc., as Managing Director and Head of Corporate Strategy and Development since prior to 2009.

Emilie D. Wrapp, 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2009.

Joseph J. Mantineo, 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Stephen M. Woetzel, 42	Controller	Vice President of ABIS,** with which he has been associated since prior to 2009.

Vincent S. Noto, 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Investment Manager** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Investment Manager** since 2009.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Investment Manager, ABI and ABIS are affiliates of the Fund.

*** Became Vice President on April 29, 2014.

The Fund’s prospectus has additional information about the Fund’s Trustees and Officers. An additional copy of the Fund’s prospectus may be obtained (without charge) by visiting our website at www.bernstein.com and clicking on “ Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your Financial Advisor or by calling Bernstein’s mutual fund shareholder helpline at 212.756.4097.

2014 Annual Report	23

SANFORD C. BERNSTEIN

Distributor

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

800.221.5672

MMAF–0151–0314

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director Lawrence D. Haber qualifies as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund’s current fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2013	$57,500	$—	$25,000
2014	$52,500	$—	$25,000

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2013	$243,604	$25,000
		$—
		$(25,000)
2014	$5,743,054	$25,000
		$—
		$(25,000)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Lawrence D. Haber Jeanette Loeb Carter Wolfe

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our Proxy Committee may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on boards and key committees. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.	Proxy Voting Procedures

3.1.	Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committee may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committee may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the Proxy Committee and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Chair of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets, administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Committee

We have formed a Proxy Committee, which includes investment professionals from both our growth and value equities teams, which is directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company. The Proxy Committee establishes general proxy policies for AllianceBernstein and considers specific proxy voting matters as necessary. The Proxy Committee periodically reviews these policies and new types of environmental, social and governance issues, and decides how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the Proxy Committee will evaluate the proposal. In addition, the Proxy Committee, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed in section 3.2), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Members of the Proxy Committee include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

Proxy Committee

Vincent DuPont: SVP-Equities

Linda Giuliano: SVP-Equities

David Lesser: VP-Legal

Mark Manley: SVP-Legal

Anthony Rizzi: VP-Operations

Andrew Weiner: SVP-Equities

3.6.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

Statement of Policy Regarding

Responsible Investment

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1.We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to conact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Travis Allen: VP-Private Client, Washington, DC	Erin Bigley: SVP-Fixed Income, New York
Nicholas Davidson: SVP-Value, London	Henry D’Auria: SVP-Equities, New York
Linda Giuliano: SVP-Equities, New York	Christopher Kotowicz: SVP-Growth, Chicago
David Lesser: VP-Legal, New York	Mark Manley: SVP-Legal, New York
Takuji Oya: SVP-Growth, Japan	Guy Prochilo: SVP-Institutional Investments, New York
Nitish Sharma: VP- Institutional Investments, Australia	Liz Smith: SVP-Institutional Investments, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands	James Wallin: SVP-Fixed Income, New York

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund are made by the Invesetment Manager’s Alternative Investment Management Group.

The following table lists the individuals in that group with the most significant responsibility for the day-to-day management of the Fund (the “Portfolio Managers”), the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s person principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Marc H. Gamsin; since 2012; Senior Vice President of the Investment Manager	Senior Vice President and Head – Alternative Investment Management Group of the Investment Manager, with which he has been associated in his current position since October, 2010. Previously, he was President of SunAmerica Alternative Investments beginning prior to 2007.

Greg Outcalt; since 2012; Senior Vice President of the Investment Manager	Senior Vice President and Deputy Chief Investment Officer – Alternative Investment Management Group of the Investment Manager, with which he has been associated in his current position since October, 2010. Previously, he was Executive Vice President of SunAmerica Alternative Investments beginning prior to 2007.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2013.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Marc H. Gamsin	None	$705,000,000	None	None
Greg Outcalt	None	$705,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Marc H. Gamsin	6	$10,644,000,000	None	None
Greg Outcalt	6	$10,644,000,000	None	None

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Marc H. Gamsin	None	None	None	None
Greg Outcalt	None	None	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolios funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for investment professionals is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants on the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors that can play a part in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competancies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2014 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Marc H. Gamsin	None
Greg Outcalt	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Multi-Manager Alternative Fund, Inc.

By:	/s/ Christopher J. Bricker
Christopher J. Bricker
President

Date: May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher J. Bricker
Christopher J. Bricker
President

Date: May 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 22, 2014